EXHIBIT 10.6




                    CONTRACT OF PROJECT OF VENTURE CAPITAL OF
                         ZHOUCHENG SCIENCE & TECHNOLOGY
                                      PLAN





                               CONTRACT NO.: 2004





     PROJECT NAME: APPLIED RESEARCH ON CULTURE AND PRODUCTION PROCESS OF BIO-FERTILIZER BACTERIUM


     ENTRUSTING PARTY (PARTY A): ZOUCHENG SCIENCE & TECHNOLOGY BUREAU


     ENTRUSTED PARTY (PARTY B): KIWA BIO-TECH PRODUCTS (SHANDONG) COMPANY


     COOPERATIVE UNIT:


     INTERMEDIARY BANK (PARTY C): ZHOUCHENG BRANCH OF CHINA COMMERCIAL BANK OF ICBC





                      ZOUCHENG SCIENCE & TECHNOLOGY BUREAU





                                     2004/04

1.0   GENERAL PROVISIONS


WITNESS THAT:


In consideration of the mutual covenants and agreements herein contained, it is agreed by and between the parties to the contract as follows:


1.1 As specified in the Contract, Party B renders financial aid to Party B as cost of scientific research; when the project is put into formal production, Party B repay 10% of after-tax profit of the enterprise each year to reclaim the principal sum;


1.2 Party B shall submit to Party A the plan execution report of the same year and financial statement;


1.3 After the project is put into formal production, Party B shall carefully and strictly make various preliminary works for technical appraisement of the project organized by Party A; after the technical appraisement, Party B shall supply complete technological achievement data, final report of project execution, and scientific research cost report at the same time to Party A.


1.4 Party B shall repay the investment by Party A according to the date and sum specified in the Contract; where Party B fails to do so, it shall repay the amount payable with 10 overdue fine of that amount and entrust the bank of deposit to deduct the amount payable in the form of special collection of the same city;


1.5 Where Party B fails to repay the investment of Party A on schedule, Party C shall be entitled to transfer the amount payable, as specified in the Contract, from the bank account of Party B to that of Party A as science and technology development funds;


1.6 Once this Contract is concluded, the parties hereto shall strictly abide by the regulations hereof and bear the legal responsibilities as specified in this Contract; Any dispute arising from, out of, or in connection with, this Contract shall be settled by the Parties through friendly consultation. If the dispute cannot be settled through friendly consultation, the Parties hereto shall submit the dispute to the local arbitration committee to be arbitrated according to its rules and regulations.


1.7 This Contract shall be signed in four (4) counterparts, each party keeps one
(1) copy, and one copy is submitted to People's Bank of China for filing. This Contract shall become effective upon and from the date on which it is signed.


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


2.0   ANNUAL RESEARCH  CONTENTS,  TECHNICAL  ECONOMY  INDEXES AND  APPROPRIATION
      BUDGET

---------------- ---------------------------------------------------- ------------------------------------
YEAR             RESEARCH CONTENTS AND TECHNICAL ECONOMY INDEX        SPECIAL APPROPRIATION BUDGET
---------------- ---------------------------------------------------- ------------------------------------
2004/4           Research   on  culture   formula   and  process  of  Total amount of funds: 3000 thousand
                 bio-fertilizer    bacterium:   the   culture   core  RMB; risk investment: 1500 thousand
                 bacterium  species of  photosynthetic  bacteria and  RMB; self-financing: 1500 thousand other  bio-fertilizer  bacteria is  undertaken  and  RMB
                 controlled   by   HUAJIA   Agriculture   University  Expenditure of risk investment: 1500
                 Research  Center,  whose  main  task  is  bacterium  thousand RMB species screening and production  bacterium species  Expenditure of self-financing funds:
                 storage   to   realize   the    regular    renewal,  1500 thousand RMB
                 rejuvenation  and  strategic  storage of production
                 bacterium   species  in  case  of   occurrence   of
                 trouble.    Production    bacterium    species   of
                 photosynthetic  bacteria  are the main  products of
-                the company.  The production bacterium species will
2005/4           produce next  generation  after  10-15-day  culture
                 under certain lighting and temperature  conditions.
                 Researching   the   conditions   and  processes  of
                 industrialization and modernization  breeding under
                 artificial  conditions ensures that the breeding of
                 photosynthetic bacteria is free from the limitation
                 by natural conditions.  At the same time, make test
                 and  mechanism  study of the  culture  formula  and
                 process of other  bacterium  species (for  example,
                 bacillus)   and   the   complex    application   of
                 photosynthetic bacteria.
---------------- ---------------------------------------------------- ------------------------------------
2005/4           Research  on  production  process   improvement  of  Total amount of funds: 2500 thousand
                 power  bio-bacterial   manure:  at  present,   this  RMB; risk investment: 1000 thousand
                 project adopts  energy-saving  vacuum concentrator,  RMB; self-financing: 1500 thousand integrates  external  heating  and vacuum  negative  RMB
                 pressure    evaporation,    utilizes   multi-effect  Expenditure of risk investment: 1000
                 evaporation and makes full use of secondary  steam.  thousand RMB
                 It may realize the cryoconcentration.  Use new type  Expenditure of self-financing funds:
                 high efficiency  drying equipments (spray drier) to  1500 thousand RMB produce  dry  powder  and  fine  granular  products
-                after 95-98%  water is  evaporated  within  several
2006/4           seconds  though spray drying.  It need make further
                 research  on  how  to  reduce  the  damage  to  the
                 bacterial  activity by concentration and drying and
                 ensure   the  power  is  of  good   dispensability,
                 fluidity  and  dissolubility;  it also need improve
                 the process flow during the production practice. At
                 the same time, discover other process and equipment
                 flow with low cost and  suitable  for  bio-bacteria
                 power products.


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



                 The intended  annual  production  capacity is 1500t
                 bio-bacterial  manure.  This project is constructed
                 by stage.  At  present,  the  first  stage has been
                 completed.  It made a loss of 4300  thousand RMB in
                 the  construction  period of 2003.It  is  predicted
                 that,  it will  produce  and  sell  500t  in  2004,
Technical        realize   sales  income  of  40000   thousand  RMB,
economy          after-tax  profit  8000  thousand  RMB of the  same
index            year,  accumulated  profit of 3700 thousand RMB; in
                 2005,  production  and  sales  volume  800t,  sales
                 income  of 64000  thousand  RMB,  after-tax  profit
                 12800  thousand  RMB of the same year,  accumulated
                 profit of 16500  thousand RMB; in 2006,  production
                 and  sales  volume  1000t,  sales  income  of 80000
                 thousand RMB,  after-tax  profit 16000 thousand RMB
                 of the  same  year,  accumulated  profit  of  32500
                 thousand RMB;


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



3.0   REPAYMENT OF RISK INVESTMENT

----------------- ------------------------- ------------------------- -----------------------
TIME              DECEMBER OF FIRST         DECEMBER OF SECOND        DECEMBER OF THIRD
                  PROFIT-MAKING YEAR        PROFIT-MAKING YEAR        PROFIT-MAKING YEAR
----------------- ------------------------- ------------------------- -----------------------
Total Amount of   By 10% after-tax profit   By 10% after-tax profit   By 10% after-tax profit
Repayment 2500    of the year               of the year               of the year
(thousand RMB)    370 thousand RMB          1280 thousand RMB         850 thousand RMB
----------------- ------------------------- ------------------------- -----------------------

4.0   MAIN RESEARCHERS AND BANK ACCOUNT

--------------------- -------------- ----------- ------------------- ------------- --------
                      NAME           EDUCATION   POSITION AND TITLE  UNIT          TEL
--------------------- -------------- ----------- ------------------- ------------- --------
PRINCIPAL OF PROJECT  LI WEI         Master      President           KIWA Bio-tech 5315708
ITEMS
--------------------- -------------- ----------- ------------------- ------------- --------
PRINCIPAL OF PROJECT  QU BIN         Doctor      Vice President      KIWA Bio-tech 5315729
                                     Associate
                                     professor
--------------------- -------------- ----------- ------------------- ------------- --------
MAIN RESEARCHER       CHEN GUISHENG  Bachelor    Professor/Chief     KIWA Bio-tech 5315709
                                                 Scientist
                      -------------- ----------- ------------------- ------------- --------
                      PAN YUHONG     Master      Vice President      KIWA Bio-tech 5315718
                      -------------- ----------- ------------------- ------------- --------
                      CHEN ZHOU      Bachelor    Engineer            KIWA Bio-tech 5315709
                      -------------- ----------- ------------------- ------------- --------
                      WANG DALI      Bachelor    Engineer            KIWA Bio-tech 5315729
                      -------------- ----------- ------------------- ------------- --------
                      WEI XIANJIN    Bachelor    Engineer            KIWA Bio-tech 5315729
                      -------------- ----------- ------------------- ------------- --------
                      LI TONGIE      Master      Research Assistant  KIWA Bio-tech 5315729
                      -------------- ----------- ------------------- ------------- --------
                      WU XUEMEI      Bachelor    Research Assistant  KIWA Bio-tech 5315729
--------------------- -------------- ----------- ------------------- ------------- --------

Intermediary Bank (Party C): ZHOUCHENG Branch of China Commercial Bank of ICBC


A/C:KIWA Bio-tech Products (SHANDONG) Company


A/C No.: [1608003019249005757]-XXXX


5.0   SIGNATURE AND SEAL BY THE PRINCIPAL OF EACH PARTY


For and on behalf of Party A:   (Signature)  /s/ Zhoucheng Science & Technology
                                                 Bureau


For and on behalf of Party B:   (Signature)  /s/ Wei Li


For and on behalf of Party C:   (Signature)  /s/ China Commercial Bank


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